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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                           Date of Report: May 7, 1998

                                   ALFIN, INC.
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               (Exact name of registrant as specified in charter)

   New York                            1-9135                  13-3032734
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 (State or other jurisdiction of    (Commission File       (I.R.S. Employer
  incorporation or organization)     Number)              Identification Number)

                   720 Fifth Avenue, New York, New York. 10019
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                    (Address of principal executive offices)



                  Registrant's telephone number: (212) 333-7700














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Item 4.     Changes in Registrant's Certifying Accountants.


(a) On May 5, 1998, Alfin Inc., ("the Registrant") filed form 8-K, serving notification that, Arthur Andersen LLP resigned as the Registrant's certifying accountants.

(b) On May 6, 1998 the Registrant's retained Goldstein Golub Kessler & Company, P.C., as its certifying accountants commencing with the fiscal year ending July 31, 1998

(c) The Registrant's Audit Committee and Board of Directors have approved the change in auditors.



































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALFIN, INC.

                                       By: /s/ Michael D. Ficke /s/
                                           ------------------------
                                           Michael D. Ficke, Secretary
Dated: May 7, 1998